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                                                                    Exhibit 10.5


                             [Pemstar Letterhead]
                                  May 10, 2002

Smithfield Fiduciary LLC
c/o Highbridge Capital management, LLC
9 West 57th Street, 27th Floor
New York, NY 10019

Citadel Equity Fund Ltd.
c/o Citadel Investment Group, L.L.C.
225 West Washington Street
Chicago, IL 60606

Gentlemen:

         Reference is made to the letter agreement, dated as of May 8, 2002 (the "Letter Agreement"), by and among Pemstar, Inc. (the "Company") and Smithfield Fiduciary LLC and Citadel Equity Fund Ltd. (each, a "Buyer," and together the "Buyers") and to the Securities Purchase Agreement (the "Purchase Agreement"), dated as of May 3, 2002, by and among the Company and the Buyers. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement.

         In consideration of the premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby agrees that (i) at or before 8:30 a.m., New York Time, on May 13, 2002, the Company shall file a Current Report on Form 8-K with the SEC disclosing the terms of the Amendment No. 4, dated May 10, 2002, to the Amended and Restated Revolving Credit Agreement, dated June 29, 2001, between IBM Credit Corporation, the Company, Turtle Mountain Corporation and Pemstar Pacific Consultants Inc. (the "Amendment No. 4") and the terms of the Letter Agreement and this agreement, and including the Amendment No. 4, the Letter Agreement, the form of warrant referred to in the Letter Agreement, the registration rights agreement referred to in clause (ii) of the last sentence of the Letter Agreement and this agreement as exhibits to such Form 8-K and (ii) on and as of the date of this agreement the Company is deemed to make to each Buyer such representations and warranties (subject to the exception relating to Section 3(l) of the Purchase Agreement set forth in the officer's certificate, dated May 10, 2002, delivered pursuant to Section 7(a)(vii) of the Purchase Agreement) and to make and covenant to each Buyer such agreements and covenants relating to the Warrants (as defined in the Letter Agreement), the Underlying Shares (as defined in the Letter Agreement) and the registration rights agreement (referred to in clause (ii) of the last sentence of the Letter Agreement) as if the Warrants (as defined in the Letter Agreement) were issued pursuant to the Purchase Agreement, the Underlying Shares (as defined in the Letter Agreement) were "Warrant Shares" (as defined in the Purchase Agreement) and such registration rights agreement were the "Registration Rights Agreement" (as defined in the Purchase Agreement) as such representations, warranties, covenants and agreements were made as of the Initial Closing Date (as defined in the Purchase Agreement).

         Please indicate your agreement to the foregoing by executing the acknowledgment below.

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                                       Sincerely yours,

                                       PEMSTAR, INC.


                                       By: /s/ William J. Kullback
                                           -------------------------------------
                                       William J. Kullback
                                       Vice President--Finance and
                                       Chief Financial Officer

Accepted and agreed to:

SMITHFIELD FIDUCIARY LLC               CITADEL EQUITY FUND LTD.


By: /s/ Adam J. Chill                  By: /s/ Kenneth A. Simpler
    ------------------------------         -------------------------------------
    Name:  Adam J. Chill                   Name: Kenneth A. Simpler
    Title: Authorized Signatory            Title: Vice President